UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2018

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock Value Opportunities Fund, Inc.

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

On March 27, 2017, the Board of Directors of the Fund approved a proposal to change the name of the Fund to BlackRock Advantage U.S. Total Market Fund, Inc. and the Board of Directors of Master Value Opportunities LLC (the “Master LLC”) approved a proposal to change the name of the Master LLC to Master Advantage U.S. Total Market LLC. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master LLC. The Boards of Directors also approved certain changes to the respective investment objectives and investment strategies of the Fund and the Master LLC, as applicable. In conjunction with these changes, fund management has determined to change the benchmark indices against which the Fund and the Master LLC compare their performance. At a joint special meeting held on October 30, 2017, the shareholders of the Fund approved the change to the Fund’s investment objective. These changes are expected to become effective on or about December 15, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended September 30, 2017, the Fund, through its investment in the Master LLC, underperformed its benchmark, the S&P SmallCap 600® Value Index.

What factors influenced performance?

•

Stock selection in the consumer discretionary sector was the largest detractor, with underperformance concentrated in the hotels, restaurant & leisure, textiles & apparel and auto components industries. Selection in the information technology (“IT”) sector also detracted. The shortfall in this area was primarily the result of positions in the communications equipment industry, including Ciena Corp. and Finisar Corp. Individual stock selection in the real estate sector was a further detractor, followed by more modest underperformance in utilities, consumer staples and financials.

•

Stock selection in the health care sector made the largest contribution to performance, led by strong results in the health care equipment & supplies and health care providers & services industries. Selection in the industrials sector was an additional positive, with approximately equal contributions from the road & rail, trading companies & distributors and construction & engineering industries. Stock selection in materials also contributed as did a lack of exposure to telecommunication services.

Describe recent portfolio activity.

•

The Master LLC increased the extent of its underweight in financials by reducing allocations to the insurance, banking and capital markets industries. Additionally, the Master LLC decreased the extent of its overweight in health care by reducing positions in the health care equipment & supplies industry. The Master LLC moved from underweight to overweight positions in both industrials and materials, and it reduced its overweight in the IT sector by lowering its allocation to the software industry.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Master LLC held overweight positions in the real estate, industrials, consumer staples, materials and IT sectors. The Master LLC was underweight in financials, health care and consumer discretionary and telecommunication services at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

BlackRock Value Opportunities Fund, Inc.

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in common stock of small companies and emerging growth companies that the Master LLC’s management believes have special investment value.

3	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.90%	16.27%	N/A	12.95%	N/A	6.51%	N/A
Investor A.	5.79	15.96	9.87%	12.66	11.46%	6.23	5.66%
Investor B	5.04	14.69	10.19	11.48	11.22	5.39	5.39
Investor C	5.33	14.99	13.99	11.73	11.73	5.26	5.26
Class R.	5.60	15.55	N/A	12.33	N/A	5.86	N/A
S&P SmallCap 600® Value Index.	7.65	20.71	N/A	15.34	N/A	8.77	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,059.00	$5.83	$1,000.00	$1,019.40	$5.72	1.13%
Investor A	$1,000.00	$1,057.90	$7.12	$1,000.00	$1,018.15	$6.98	1.38%
Investor B	$1,000.00	$1,050.40	$14.24	$1,000.00	$1,011.18	$13.97	2.77%
Investor C	$1,000.00	$1,053.30	$11.27	$1,000.00	$1,014.09	$11.06	2.19%
Class R	$1,000.00	$1,056.00	$8.56	$1,000.00	$1,016.75	$8.39	1.66%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend and capital gain reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

September 30, 2017 (Unaudited)
Assets
Investments at value — Master LLC (cost $541,132,969)	$651,637,914
Receivables:
Capital shares sold	158,217
Withdrawals from the Master LLC	695,862
Prepaid expenses	64,060

Total assets	652,556,053

Liabilities
Payables:
Administration fees	124,825
Capital shares redeemed	854,079
Officer’s fees	541
Other accrued expenses	487,096
Other affiliates	13,767
Service and distribution fees	142,750
Transfer agent fees	247,451

Total liabilities	1,870,509

Net Assets	$650,685,544

Net Assets Consist of
Paid-in capital	$517,922,255
Undistributed net investment income	611,236
Accumulated net realized gain allocated from the Master LLC	21,647,108
Net unrealized appreciation (depreciation) allocated from the Master LLC	110,504,945

Net Assets	$650,685,544

Net Asset Value
Institutional — Based on net assets of $156,735,120 and 4,606,930 shares outstanding, 100 million shares authorized, $0.10 par value	$34.02

Investor A — Based on net assets of $401,007,731 and 12,188,771 shares outstanding, 100 million shares authorized, $0.10 par value	$32.90

Investor B — Based on net assets of $29,767 and 1,106 shares outstanding, 100 million shares authorized, $0.10 par value	$26.92

Investor C — Based on net assets of $67,994,137 and 2,795,394 shares outstanding, 100 million shares authorized, $0.10 par value	$24.32

Class R — Based on net assets of $24,918,789 and 942,144 shares outstanding, 100 million shares authorized, $0.10 par value	$26.45

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Six Months Ended September 30, 2017 (Unaudited)
Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated[1]	$5,002,140
Securities lending income — affiliated — net	154,589
Dividends — affiliated	11,015
Foreign taxes withheld	(13,630)
Expenses	(1,787,157)
Fees waived	1,095

Total investment income	3,368,052

Fund Expenses
Service and distribution — class specific	975,277
Administration	812,549
Transfer agent — class specific	1,237,884
Professional	148,255
Printing	83,157
Registration	43,263
Officer	103
Miscellaneous	13,756

Total expenses	3,314,244
Less fees reimbursed by the Manager	(390,188)

Total expenses after fees reimbursed	2,924,056

Net investment income	443,996

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	26,617,587
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,935,383

Total realized and unrealized gain.	35,552,970

Net Increase in Net Assets Resulting from Operations	$35,996,966

[1]	Includes non-recurring dividends in the amount of $1,231,868.

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Operations
Net investment income (loss)	$443,996	$(1,494,407)
Net realized gain	26,617,587	106,078,077
Net change in unrealized appreciation (depreciation)	8,935,383	32,926,989

Net increase in net assets resulting from operations	35,996,966	137,510,659

Distributions to Shareholders:[1]
From net realized gain:
Institutional	(12,610,827)	(5,156,179)
Investor A	(32,195,326)	(13,235,696)
Investor B	(1,723)	(9,957)
Investor C	(6,075,149)	(6,361,342)
Class R	(2,386,432)	(1,081,678)

Decrease in net assets resulting from distributions to shareholders	(53,269,457)	(25,844,852)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(10,894,078)	(120,625,863)

Net Assets
Total decrease in net assets	(28,166,569)	(8,960,056)
Beginning of period	678,852,113	687,812,169

End of period	$650,685,544	$678,852,113

Undistributed (accumulated) net investment income, end of period	$611,236	$167,240

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Six Months
	Ended
	September 30,
	2017	Year Ended March 31,
	(Unaudited)	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$34.88	$29.38	$33.01	$31.51	$24.44	$21.52

Net investment income[1]	0.08 [2]	0.06 [3]	0.04	0.09	0.08	0.08
Net realized and unrealized gain (loss)	1.89	6.62	(2.72)	1.41	6.99	2.84

Net increase (decrease) from investment operations	1.97	6.68	(2.68)	1.50	7.07	2.92

Distributions:[4]
From net investment income	—	—	(0.95)	—	—	—
From net realized gain	(2.83)	(1.18)	—	—	—	—

Total distributions	(2.83)	(1.18)	(0.95)	—	—	—

Net asset value, end of period	$34.02	$34.88	$29.38	$33.01	$31.51	$24.44

Total Return[5]
Based on net asset value	5.90%[6]	22.72%	(8.11)%	4.76%	28.93%	13.57%

Ratios to Average Net Assets[7,8]
Total expenses	1.13%[9,10]	0.94%	1.08%	1.00%	0.97%	0.99%

Total expenses after fees waived and/or reimbursed	1.07%[9,10]	0.94%	1.08%	1.00%	0.97%	0.99%

Net investment income	0.45%[2,9]	0.19%[3]	0.12%	0.30%	0.30%	0.37%

Supplemental Data
Net assets, end of period (000)	$156,735	$155,558	$135,744	$166,487	$308,697	$280,316

Portfolio turnover rate of the Master LLC	25%	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.38%, respectively, resulting from a special dividend.

[3]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[9]	Annualized.

[10]

Certain professional fees, transfer agent — class specific expenses and reimbursements were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio and the total expenses after fees waived and/or reimbursed ratio would have been 1.25% and 1.13%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$33.76	$28.55	$32.09	$30.70	$23.88	$21.08

Net investment income (loss)[1]	0.03 [2]	(0.03)[3]	(0.02)	0.00 [4]	0.00 [4]	0.02
Net realized and unrealized gain (loss)	1.84	6.42	(2.64)	1.39	6.82	2.78

Net increase (decrease) from investment operations	1.87	6.39	(2.66)	1.39	6.82	2.80

Distributions:[5]
From net investment income	—	—	(0.88)	—	—	—
From net realized gain	(2.73)	(1.18)	—	—	—	—

Total distributions	(2.73)	(1.18)	(0.88)	—	—	—

Net asset value, end of period	$32.90	$33.76	$28.55	$32.09	$30.70	$23.88

Total Return[6]
Based on net asset value	5.79%[7]	22.36%	(8.28)%	4.53%	28.56%	13.28%

-Ratios to Average Net Assets[8,9]
Total expenses	1.38%[10,11]	1.24%	1.26%	1.24%	1.25%	1.26%

Total expenses after fees waived and/or reimbursed	1.32%[10,11]	1.24%	1.26%	1.24%	1.25%	1.26%

Net investment income (loss)	0.18%[2,11]	(0.10)%[3]	(0.06)%	0.00%[12]	0.01%	0.09%

Supplemental Data
Net assets, end of period (000)	$401,008	$366,669	$392,584	$458,593	$479,719	$416,998

Portfolio turnover rate of the Master LLC	25%	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.38%, respectively, resulting from a special dividend.

[3]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[9]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[10]

Certain professional fees, transfer agent — class specific expenses and reimbursements were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio and the total expenses after fees waived and/or reimbursed ratio would have been 1.50% and 1.38%, respectively.

[11]	Annualized.

[12]	Amount is less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$27.24	$23.48	$25.85	$24.96	$19.63	$17.50

Net investment loss[1]	(0.17)[2]	(0.31)[3]	(0.33)	(0.22)	(0.24)	(0.15)
Net realized and unrealized gain (loss)	1.51	5.25	(2.04)	1.11	5.57	2.28

Net increase from investment operations	1.34	4.94	(2.37)	0.89	5.33	2.13

Distributions:[4]
From net investment income	—	—	—	—	—	—
From net realized gain	(1.66)	(1.18)	—	—	—	—

Total distributions	(1.66)	(1.18)	—	—	—	—

Net asset value, end of period	$26.92	$27.24	$23.48	$25.85	$24.96	$19.63

Total Return[5]
Based on net asset value	5.04%[6]	21.00%	(9.17)%	3.57%	27.15%	12.17%

Ratios to Average Net Assets[7,8]
Total expenses	2.77%[9,10]	2.38%	2.31%	2.18%	2.37%	2.24%

Total expenses after fees waived and/or reimbursed	2.71%[9,10]	2.38%	2.31%	2.18%	2.37%	2.24%

Net investment loss	(1.28)%[2,10]	(1.23)%[3]	(1.34)%	(0.90)%	(1.09)%	(0.90)%

Supplemental Data
Net assets, end of period (000)	$30	$145	$381	$6,716	$10,655	$22,579

Portfolio turnover rate of the Master LLC	25%	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.38%, respectively, resulting from a special dividend.

[3]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[9]

Certain professional fees, transfer agent — class specific expenses and reimbursements were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio and the total expenses after fees waived and/or reimbursed ratio would have been 2.88% and 2.77%, respectively.

[10]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$25.28	$21.80	$24.72	$23.85	$18.71	$16.67

Net investment loss[1]	(0.07)[2]	(0.22)[3]	(0.20)	(0.20)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	1.36	4.88	(2.03)	1.07	5.32	2.17

Net increase from investment operations	1.29	4.66	(2.23)	0.87	5.14	2.04

Distributions:[4]
From net investment income	—	—	(0.69)	—	—	—
From net realized gain	(2.25)	(1.18)	—	—	—	—

Total distributions	(2.25)	(1.18)	(0.69)	—	—	—

Net asset value, end of period	$24.32	$25.28	$21.80	$24.72	$23.85	$18.71

Total Return[5]
Based on net asset value	5.33%[6]	21.33%	(9.02)%	3.65%	27.47%	12.24%

Ratios to Average Net Assets[7]
Total expenses	2.19%[8,9]	2.07%[10]	2.09%[10]	2.08%	2.11%[10]	2.17%[10]

Total expenses after fees waived and/or reimbursed	2.13%[8,9]	2.07%[10]	2.09%[10]	2.07%	2.11%[10]	2.17%[10]

Net investment loss	(0.56)%[2,9]	(0.93)%[3,10]	(0.89)%[10]	(0.83)%	(0.84)%[10]	(0.82)%[10]

Supplemental Data
Net assets, end of period (000)	$67,994	$130,476	$136,066	$180,679	$200,245	$176,629

Portfolio turnover rate of the Master LLC	25%	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.38%, respectively, resulting from a special dividend.

[3]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[8]

Certain professional fees, transfer agent — class specific expenses and reimbursements were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio and the total expenses after fees waived and/or reimbursed ratio would have been 2.31% and 2.19%, respectively.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$27.65	$23.63	$26.74	$25.66	$20.02	$17.73

Net investment loss[1]	(0.01)[2]	(0.11)[3]	(0.08)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	1.48	5.31	(2.20)	1.17	5.70	2.33

Net increase (decrease) from investment operations	1.47	5.20	(2.28)	1.08	5.64	2.29

Distributions:[4]
From net investment income	—	—	(0.83)	—	—	—
From net realized gain	(2.67)	(1.18)	—	—	—	—

Total distributions	(2.67)	(1.18)	(0.83)	—	—	—

Net asset value, end of period	$26.45	$27.65	$23.63	$26.74	$25.66	$20.02

Total Return[5]
Based on net asset value	5.60%[6]	21.97%	(8.50)%	4.21%	28.17%	12.92%

Ratios to Average Net Assets[7,8]
Total expenses	1.66%[9,10]	1.55%	1.51%	1.59%	1.54%	1.59%

Total expenses after fees waived and/or reimbursed	1.60%[9,10]	1.55%	1.51%	1.59%	1.54%	1.59%

Net investment loss	(0.08)%[2,9]	(0.42)%[3]	(0.31)%	(0.34)%	(0.27)%	(0.23)%

Supplemental Data
Net assets, end of period (000)	$24,919	$26,004	$23,037	$25,624	$28,444	$27,877

Portfolio turnover rate of the Master LLC	25%	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.38%, respectively, resulting from a special dividend.

[3]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[9]	Annualized.

[10]

Certain professional fees, transfer agent — class specific expenses and reimbursements were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio and the total expenses after fees waived and/or reimbursed ratio would have been 1.78% and 1.66%, respectively.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities Fund, Inc.

1. Organization:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At September 30, 2017, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are only available through exchanges and dividend and capital gain distribution reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years[2]
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Distribution Fee.	—	0.75%	0.75%	0.25%
Service Fee.	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$482,884	$299	$429,768	$62,326	$975,277

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1
Investor A.	$49

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended September 30, 2017, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$2,004	$1,831	$25	$471	$68	$4,399

For the six months ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$282,571	$717,900	$303	$187,404	$49,706	$1,237,884

Expense Reimbursements: The Manager reimbursed the Fund $390,188 which is shown as fees waived and/or reimbursed by Manager in the Statements of Operations.

Other Fees: For the six months ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,344.

For the six months ended September 30, 2017, affiliates received CDSCs as follows:

Investor A.	$205
Investor C	$619

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	September 30, 2017		March 31, 2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	409,125	$13,944,932	957,200	$32,198,621
Shares issued in reinvestment of distributions.	317,028	10,468,262	119,316	4,189,176
Shares redeemed	(579,350)	(19,525,260)	(1,236,476)	(40,827,779)

Net increase (decrease)	146,803	$4,887,934	(159,960)	$(4,439,982)

Investor A
Shares sold and automatic conversion of shares	2,433,059	$80,957,445	1,875,723	$60,905,937
Shares issued in reinvestment of distributions.	937,712	29,959,801	366,410	12,465,230
Shares redeemed	(2,042,382)	(66,720,016)	(5,130,807)	(163,038,898)

Net increase (decrease)	1,328,389	$44,197,230	(2,888,674)	$(89,667,731)

Investor B
Shares sold	—	$5	216	$5,648
Shares issued in reinvestment of distributions.	66	1,722	260	7,151
Shares redeemed and automatic conversion of shares	(4,296)	(117,106)	(11,355)	(288,019)

Net decrease	(4,230)	$(115,379)	(10,879)	$(275,220)

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

	Six Months Ended		Year Ended
	September 30, 2017		March 31, 2017
	Shares	Amount	Shares	Amount
Investor C
Shares sold	110,278	$2,707,096	405,534	$9,845,367
Shares issued in reinvestment of distributions.	248,167	5,871,632	226,858	5,793,887
Shares redeemed	(2,724,424)	(68,393,118)	(1,712,857)	(41,100,017)

Net decrease	(2,365,979)	$(59,814,390)	(1,080,465)	$(25,460,763)

Class R
Shares sold	71,424	$1,920,988	284,794	$7,429,402
Shares issued in reinvestment of distributions.	92,806	2,385,112	38,762	1,081,093
Shares redeemed	(162,636)	(4,355,573)	(357,960)	(9,292,662)

Net increase (decrease)	1,594	$(49,473)	(34,404)	$(782,167)

Total Net Decrease.	(893,423)	$(10,894,078)	(4,174,382)	$(120,625,863)

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On March 27, 2017, the Board of Directors of the Fund approved a proposal to change the name of the Fund to BlackRock Advantage U.S. Total Market Fund, Inc. and the Board of Directors of Master Value Opportunities LLC (the “Master LLC”) approved a proposal to change the name of the Master LLC to Master Advantage U.S. Total Market LLC. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master LLC. The Boards of Directors also approved certain changes to the respective investment objectives and investment strategies of the Fund and the Master LLC, as applicable. In conjunction with these changes, fund management has determined to change the benchmark indices against which the Fund and the Master LLC compare their performance. At a joint special meeting held on October 30, 2017, the shareholders of the Fund approved the change to the Fund’s investment objective. These changes are expected to become effective on or about December 15, 2017.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Master LLC Portfolio Information	Master Value Opportunities LLC

As of September 30, 2017

Ten Largest Holdings	Percent of Net Assets
CACI International, Inc., Class A.	2%
ALLETE, Inc.	1
LifePoint Health, Inc.	1
Pebblebrook Hotel Trust	1
Kaman Corp.	1
Cable One, Inc.	1
FirstCash, Inc.	1
LTC Properties, Inc.	1
Boston Beer Co., Inc., Class A	1
Astoria Financial Corp.	1

Sector Allocation	Percent of Net Assets
Industrials	20%
Consumer Discretionary	15
Information Technology	14
Financials	13
Real Estate	9
Materials	8
Health Care	8
Consumer Staples	5
Energy	4
Utilities	4
Short-Term Securities	9
Liabilities in Excess of Other Assets	(9)

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	19

Schedule of Investments September 30, 2017 (Unaudited)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Cubic Corp.	115,244	$5,877,444
Air Freight & Logistics — 2.2%
Forward Air Corp.	127,913	7,320,461
Hub Group, Inc., Class A (a)	166,096	7,133,823

		14,454,284
Auto Components — 1.6%
Dorman Products, Inc. (a)(b)	57,503	4,118,365
Gentherm, Inc. (a)	168,534	6,261,038

		10,379,403
Banks — 4.4%
Banner Corp.	123,877	7,591,183
CenterState Bank Corp.	82,042	2,198,726
Green Bancorp, Inc. (a)	178,949	4,232,144
IBERIABANK Corp.	23,758	1,951,720
Old National Bancorp	254,949	4,665,567
Texas Capital Bancshares, Inc. (a)	24,583	2,109,221
TriState Capital Holdings, Inc. (a)	71,038	1,626,770
Umpqua Holdings Corp.	217,392	4,241,318

		28,616,649
Beverages — 1.9%
Boston Beer Co., Inc., Class A (a)(b)	54,085	8,448,077
Cott Corp.	253,601	3,806,551

		12,254,628
Biotechnology — 0.0%
Xoma Corp. (a)	207	4,068
Capital Markets — 1.2%
Interactive Brokers Group, Inc., Class A	58,600	2,639,344
Investment Technology Group, Inc.	30,300	670,842
Virtus Investment Partners, Inc.	39,305	4,561,345

		7,871,531
Chemicals — 3.0%
AdvanSix, Inc. (a)	71,956	2,860,251
HB Fuller Co.	130,724	7,589,835
Kraton Corp. (a)	154,614	6,252,590
Stepan Co.	37,523	3,139,174

		19,841,850
Commercial Services & Supplies — 2.7%
ABM Industries, Inc.	187,530	7,821,876
Advanced Disposal Services, Inc. (a)	216,201	5,446,103
Pitney Bowes, Inc.	308,000	4,315,080

		17,583,059
Communications Equipment — 2.7%
Ciena Corp. (a)(b)	179,213	3,937,310
Finisar Corp. (a)(b)	145,658	3,229,238
NetScout Systems, Inc. (a)(b)	96,158	3,110,711
Viavi Solutions, Inc. (a)	763,207	7,219,938

		17,497,197
Construction & Engineering — 0.8%
KBR, Inc.	296,555	5,302,403
Consumer Finance — 2.2%
FirstCash, Inc.	138,017	8,715,774
Pra Group, Inc. (a)(b)	201,252	5,765,870

		14,481,644
Electric Utilities — 2.3%
ALLETE, Inc.	117,267	9,063,566
El Paso Electric Co.	107,092	5,916,833

		14,980,399

Common Stocks	Shares	Value
Electrical Equipment — 0.6%
Generac Holdings, Inc. (a)(b)	87,763	$4,030,955
Electronic Equipment, Instruments & Components — 2.3%
Anixter International, Inc. (a)	81,849	6,957,165
FARO Technologies, Inc. (a)(b)	108,323	4,143,355
MTS Systems Corp.	78,023	4,170,329

		15,270,849
Energy Equipment & Services — 2.5%
Helix Energy Solutions Group, Inc. (a)	431,800	3,191,002
McDermott International, Inc. (a)	522,819	3,800,894
Newpark Resources, Inc. (a)(b)	625,373	6,253,730
Oceaneering International, Inc. (a)	123,942	3,255,956

		16,501,582
Equity Real Estate Investment Trusts (REITs) — 8.0%
Cedar Realty Trust, Inc. (b)	1,358,495	7,634,742
LTC Properties, Inc.	185,008	8,691,676
Pebblebrook Hotel Trust (b)	249,360	9,011,870
Pennsylvania Real Estate Investment Trust (b)	464,731	4,875,028
Physicians Realty Trust	366,575	6,499,375
Seritage Growth Properties (b)	175,177	8,070,404
Tanger Factory Outlet Centers, Inc. (b)	299,263	7,308,003

		52,091,098
Food & Staples Retailing — 0.5%
SUPERVALU, Inc. (a)(b)	141,279	3,072,818
Food Products — 2.0%
Bob Evans Farms, Inc.	58,129	4,505,579
Nomad Foods Ltd. (a)	325,938	4,748,917
Pinnacle Foods, Inc.	61,389	3,509,609

		12,764,105
Gas Utilities — 1.5%
Northwest Natural Gas Co.	73,968	4,763,539
South Jersey Industries, Inc.	54,308	1,875,255
Spire, Inc.	40,400	3,015,860

		9,654,654
Health Care Equipment & Supplies — 3.1%
Accuray, Inc. (a)(b)	348,576	1,394,304
Halyard Health, Inc. (a)	174,906	7,876,017
Invacare Corp.	438,027	6,898,925
Merit Medical Systems, Inc. (a)	75,461	3,195,773
OraSure Technologies, Inc. (a)	32,500	731,250

		20,096,269
Health Care Providers & Services — 3.4%
Landauer, Inc.	82,885	5,578,161
LifePoint Health, Inc. (a)	156,504	9,061,582
Owens & Minor, Inc.	252,201	7,364,269

		22,004,012
Hotels, Restaurants & Leisure — 3.3%
BJ’s Restaurants, Inc. (a)(b)	129,754	3,951,009
Bloomin’ Brands, Inc.	213,028	3,749,293
ILG, Inc.	292,537	7,819,514
Papa John’s International, Inc.	18,626	1,361,002
Red Robin Gourmet Burgers, Inc. (a)(b)	68,967	4,620,789

		21,501,607
Household Durables — 0.4%
Taylor Morrison Home Corp., Class A (a)	116,400	2,566,620
Insurance — 4.0%
American Equity Investment Life Holding Co.	178,293	5,184,761
Employers Holdings, Inc.	104,074	4,730,163
Heritage Insurance Holdings, Inc. (b)	346,012	4,570,819

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Master Value Opportunities LLC

Common Stocks	Shares	Value
Insurance (continued)
ProAssurance Corp.	72,229	$3,947,315
Selective Insurance Group, Inc.	141,248	7,606,205

		26,039,263
Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc., Class A (a)(b)	392,126	3,862,441
IT Services — 1.6%
CACI International, Inc., Class A (a)	74,575	10,392,026
Life Sciences Tools & Services — 0.5%
Pacific Biosciences of California, Inc. (a)	569,285	2,988,746
Machinery — 6.8%
Actuant Corp., Class A	248,260	6,355,456
Albany International Corp., Class A	97,753	5,611,022
Chart Industries, Inc. (a)(b)	121,557	4,768,681
Franklin Electric Co., Inc.	119,864	5,375,900
Hillenbrand, Inc.	184,062	7,150,809
Kennametal, Inc.	54,502	2,198,611
Rexnord Corp. (a)	202,390	5,142,730
SPX Corp. (a)	254,564	7,468,908

		44,072,117
Marine — 0.4%
Scorpio Bulkers, Inc. (a)	384,391	2,709,957
Media — 1.3%
Cable One, Inc.	12,086	8,727,542
Metals & Mining — 2.5%
Century Aluminum Co. (a)(b)	388,362	6,439,042
Materion Corp.	141,297	6,096,966
TimkenSteel Corp. (a)	229,894	3,793,251

		16,329,259
Multiline Retail — 0.4%
Dillard’s, Inc., Class A (b)	45,710	2,562,960
Multi-Utilities — 0.6%
Avista Corp.	71,200	3,686,024
Oil, Gas & Consumable Fuels — 1.9%
Carrizo Oil & Gas, Inc. (a)	149,012	2,552,576
Denbury Resources, Inc. (a)	511,100	684,874
Eclipse Resources Corp. (a)(b)	823,807	2,059,518
Energen Corp. (a)	47,975	2,623,273
SRC Energy, Inc. (a)	435,400	4,210,318

		12,130,559
Paper & Forest Products — 2.5%
Boise Cascade Co. (a)	188,599	6,582,105
Domtar Corp.	94,715	4,109,684
KapStone Paper and Packaging Corp.	276,504	5,942,071

		16,633,860
Pharmaceuticals — 0.9%
Phibro Animal Health Corp., Class A	166,566	6,171,270
Professional Services — 1.6%
Huron Consulting Group, Inc. (a)	100,824	3,458,263
Mistras Group, Inc. (a)	70,200	1,439,100
TriNet Group, Inc. (a)	157,966	5,310,817

		10,208,180
Real Estate Management & Development — 1.1%
Marcus & Millichap, Inc. (a)	257,750	6,956,673
Road & Rail — 1.7%
ArcBest Corp.	113,865	3,808,784
Heartland Express, Inc.	281,136	7,050,891

		10,859,675

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.7%
DSP Group, Inc. (a)	221,590	$2,880,670
Integrated Device Technology, Inc. (a)	143,040	3,802,003
Microsemi Corp. (a)	62,229	3,203,549
Rambus, Inc. (a)	314,301	4,195,918
Synaptics, Inc. (a)(b)	44,410	1,739,984
Veeco Instruments, Inc. (a)	90,000	1,926,000

		17,748,124
Software — 3.2%
Bottomline Technologies, Inc. (a)(b)	153,319	4,880,144
BroadSoft, Inc. (a)(b)	100,564	5,058,369
TiVo Corp.	260,506	5,171,044
Verint Systems, Inc. (a)	77,970	3,263,045
Zynga, Inc., Class A (a)(b)	719,665	2,720,334

		21,092,936
Specialty Retail — 4.3%
Dick’s Sporting Goods, Inc.	155,000	4,186,550
Express, Inc. (a)	404,974	2,737,624
Five Below, Inc. (a)	88,831	4,875,045
Hibbett Sports, Inc. (a)(b)	171,649	2,445,998
Monro, Inc.	112,744	6,319,301
Party City Holdco, Inc. (a)	196,571	2,663,537
Penske Automotive Group, Inc.	48,672	2,315,327
Urban Outfitters, Inc. (a)(b)	113,780	2,719,342

		28,262,724
Technology Hardware, Storage & Peripherals — 1.1%
Cray, Inc. (a)	193,916	3,771,666
Diebold Nixdorf, Inc.	149,151	3,408,100

		7,179,766
Textiles, Apparel & Luxury Goods — 3.4%
G-III Apparel Group Ltd. (a)(b)	115,212	3,343,452
Oxford Industries, Inc.	80,300	5,102,262
Skechers U.S.A., Inc., Class A (a)	200,935	5,041,459
Steven Madden Ltd. (a)	102,407	4,434,223
Vera Bradley, Inc. (a)(b)	111,814	985,081
Wolverine World Wide, Inc.	116,175	3,351,649

		22,258,126
Thrifts & Mortgage Finance — 1.3%
Astoria Financial Corp.	380,216	8,174,644
Tobacco — 0.1%
Turning Point Brands, Inc. (a)	32,440	551,480
Trading Companies & Distributors — 2.5%
Applied Industrial Technologies, Inc.	64,974	4,275,289
Kaman Corp.	159,526	8,898,360
MRC Global, Inc. (a)	198,269	3,467,725

		16,641,374
Total Common Stocks — 100.5%		654,938,854
Total Long-Term Investments (Cost — $544,437,212) — 100.5%		654,938,854

Short-Term Securities
SL Liquidity Series, LLC, Money Market Series, 1.32% (c)(d)(e)	55,772,435	55,778,012
Total Short-Term Securities (Cost — $55,774,707) — 8.6%		55,778,012
Total Investments (Cost — $600,211,919) — 109.1%		710,716,866
Liabilities in Excess of Other Assets — (9.1)%		(59,078,952)

Net Assets — 100.0%		$651,637,914

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	21

Schedule of Investments (concluded)	Master Value Opportunities LLC

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security was purchased with the cash collateral from loaned securities.

(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended September 30, 2017, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2017	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,461,963	(2,461,963)	—	—	$11,015		—	—
SL Liquidity Series, LLC, Money Market Series	41,390,199	14,382,236	55,772,435	$55,778,012	154,589	[1]	$(3,477)	$301
Total				$55,778,012	$165,604		$(3,477)	$301

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1] :
Common Stocks	$654,938,854	—	—	$654,938,854
Short-Term Securities	—	—	—	—

Subtotal	$654,938,854	—	—	$654,938,854

Investments Valued at NAV[2]				55,778,012

Total Investments				$710,716,866

[1]	See above Schedule of Investments for values in each industry.

[2]

As of September 30, 2017, certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Statement of Assets and Liabilities	Master Value Opportunities LLC

September 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $54,041,446) (cost — $544,437,212)	$654,938,854
Investments at value — affiliated (cost $55,774,707)	55,778,012
Receivables:
Investments sold	3,286,823
Securities lending income — affiliated.	35,173
Dividends — affiliated	518
Dividends — unaffiliated	541,390
Prepaid expenses	432

Total assets	714,581,202

Liabilities
Bank overdraft	1,678,050
Cash collateral on securities loaned at value	55,776,859
Payables:
Investments purchased	4,454,050
Directors’ fees	4,384
Investment advisory fees	249,974
Other accrued expenses	80,014
Other affiliates	4,095
Withdrawals to investors.	695,862

Total liabilities	62,943,288

Net Assets	$651,637,914

Net Assets Consist of
Investor’s capital	$541,132,969
Net unrealized appreciation (depreciation)	110,504,945

Net Assets	$651,637,914

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	23

Statement of Operations	Master Value Opportunities LLC

Six Months Ended September 30, 2017 (Unaudited)
Investment Income
Dividends — unaffiliated[1]	$5,002,140
Securities lending income — affiliated — net	154,589
Dividends — affiliated	11,015
Foreign taxes withheld	(13,630)

Total investment income	5,154,114

Expenses
Investment advisory	1,627,195
Accounting services	73,638
Custodian	23,924
Professional	32,374
Directors	12,353
Printing	2,637
Miscellaneous	15,036

Total expenses	1,787,157
Less fees waived by the Manager	(1,095)

Total expenses after fees waived	1,786,062

Net investment income	3,368,052

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	26,621,064
Investments — affiliated	(3,477)

26,617,587

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,935,051
Investments — affiliated	301
Foreign currency translations	31

8,935,383

Total realized and unrealized gain	35,552,970

Net Increase in Net Assets Resulting from Operations	$38,921,022

[1]	Includes non-recurring dividends in the amount of $ 1,231,868.

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Statements of Changes in Net Assets	Master Value Opportunities LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

Operations
Net investment income	$3,368,052	$4,124,187
Net realized gain	26,617,587	106,078,054
Net change in unrealized appreciation (depreciation)	8,935,383	32,927,012

Net increase in net assets resulting from operations	38,921,022	143,129,253

Capital Transactions
Proceeds from contributions	99,530,466	110,386,634
Value of withdrawals	(166,448,840)	(262,514,012)

Net decrease in net assets derived from capital transactions	(66,918,374)	(152,127,378)

Net Assets
Total decrease in net assets	(27,997,352)	(8,998,125)
Beginning of period	679,635,266	688,633,391

End of period	$651,637,914	$679,635,266

Financial Highlights	Master Value Opportunities LLC

	Six Months Ended September 30, 2017 (Unaudited)

		Year Ended March 31,
		2017	2016	2015	2014	2013

Total Return
Total return	6.19%[1]	23.13%	(7.59)%	5.21%	29.39%	14.01%

Ratios to Average Net Assets
Total expenses	0.55%[2]	0.55%	0.55%	0.54%	0.54%	0.55%

Total expenses after fees waived	0.55%[2]	0.54%	0.55%	0.54%	0.54%	0.55%

Net investment income	1.03%[2,3]	0.59%[4]	0.65%	0.72%	0.72%	0.81%

Supplemental Data
Net assets, end of period (000)	$651,638	$679,635	$688,633	$838,982	$1,035,066	$930,123

Portfolio turnover rate	25%	68%	71%	55%	61%	51%

[1]	Aggregate total return.

[2]	Annualized.

[3]	Ratio of net investment income to average net assets includes 0.38%, resulting from a special dividend.

[4]	Ratio of net investment income to average net assets includes 0.08%, resulting from a special dividend.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	25

Notes to Financial Statements (Unaudited)	Master Value Opportunities LLC

1. Organization:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master LLC is registered as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately -held companies or funds if previously defined. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	27

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle the Master LLC to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A	$253,385	$(253,385)	—
Citigroup Global Markets, Inc.	4,997,574	(4,997,574)	—
Deutsche Bank Securities, Inc.	12,303,675	(12,303,675)	—
Goldman Sachs & Co.	4,203,778	(4,203,778)	—
JP Morgan Securities LLC	30,838,205	(30,838,205)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,419,179	(1,419,179)	—
UBS Securities LLC	25,650	(25,560)	$90

Total	$54,041,446	$(54,041,356)	$90

[1]

Cash collateral with a value of $55,778,012 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the above table.

[2]

The market value of the loaned securities is determined as of September 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	Master Value Opportunities LLC

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

Expense Waivers and Reimbursements: With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended September 30, 2017, the amount waived was $1,095.

The Manager has voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective July 28, 2017, the waiver became contractual through July 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Master LLC. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended September 30, 2017, there were no fees waived by the Manager.

For the six months ended September 30, 2017, the Master LLC reimbursed the Manager $3,991 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	29

Notes to Financial Statements (continued)	Master Value Opportunities LLC

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2017, the Master LLC paid BIM $55,647 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2017, the Master LLC did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended September 30, 2017, the purchase transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were $2,056,024.

6. Purchases and Sales:

For the six months ended September 30, 2017, purchases and sales of investments, excluding short-term securities, were $163,519,750 and $223,994,085, respectively.

7. Income Tax Information:

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Prior to July 3, 2014, the Master LLC was classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master LLC was treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for the three years ended March 31, 2017 and the period ended July 3, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$605,015,128

Gross unrealized appreciation	$126,820,148
Gross unrealized depreciation	(21,118,410)

Net unrealized appreciation	$105,701,738

8. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2017, the Master LLC did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities and other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) over all market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On March 27, 2017, the Board of Directors of the Fund approved a proposal to change the name of the Fund to BlackRock Advantage U.S. Total Market Fund, Inc. and the Board of Directors of Master Value Opportunities LLC (the “Master LLC”) approved a proposal to change the name of the Master LLC to Master Advantage U.S. Total Market LLC. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master LLC. The Boards of Directors also approved certain changes to the respective investment objectives and investment strategies of the Fund and the Master LLC, as applicable. In conjunction with these changes, fund management has determined to change the benchmark indices against which the Fund and the Master LLC compare their performance. At a joint special meeting held on October 30, 2017, the shareholders of the Fund approved the change to the Fund’s investment objective. These changes are expected to become effective on or about December 15, 2017.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	31

Disclosure of Investment Advisory Agreement

The Board of Directors of the Master Value Opportunities LLC (the “Master Fund”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Master Fund and BlackRock Advisors, LLC (the “Manager” or BlackRock), the Master Fund’s investment advisor. The BlackRock Value Opportunities Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s and the Feeder Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or the Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Feeder Fund as compared with a peer

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

group of funds as determined by Broadridge1 and the Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; and (g) sales and redemption data regarding the Feeder Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2018. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Feeder Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Fund, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	33

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to other funds in its applicable Broadridge category and the Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Feeder Fund ranked in the second quartile, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund. The Board noted that the Master Fund/Feeder Fund will undergo a change in its investment objective, subject to shareholder approval, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Feeder Fund will change its name from BlackRock Value Opportunities Fund to BlackRock Advantage U.S. Total Market Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and subadvised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Fund and the Feeder Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Fund and the Feeder Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, subadvised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Feeder Fund’s total expense ratio each ranked in the second quartile, relative to the Feeder Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. In addition, the Board noted that in connection with the changes to the Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a contractual expense cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis. The contractual expense cap is expected to be implemented after shareholder approval of the change in investment objective. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Fund, and under the new contractual expense cap, the Fund’s estimated total expense ratio is expected to rank in the first quartile.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	35

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls (800) 441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

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Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 5, 2017

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